[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) MID CAP
                         GROWTH FUND

                         ANNUAL REPORT o AUGUST 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................  31
Trustees and Officers ....................................................  33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

    o  face-to-face contact with senior management as well as front-line workers

    o  analysis of the company's financial statements and balance sheets

    o  contact with the company's current and potential customers

    o  contact with the company's competitors

    o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended August 31, 2000, Class A shares of the fund provided a total return of 94.75%, Class B shares 93.37%, Class C shares 93.37%, and Class I shares 95.21%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 67.18% return over the same period for the fund's benchmark, the Russell Midcap(R) Growth Index (the Russell Index). The Russell mid-cap companies are the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap Growth Index is a market-capitalization-weighted total return index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. During the same period, the average mid-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 74.15%.

Q. WHAT DROVE THE FUND'S STRONG PERFORMANCE OVER A PERIOD THAT INCLUDED DRAMATIC MARKET VOLATILITY?

A. Over the past 12 months, probably the most important drivers of performance have been our energy investments, in deep-water drilling and natural gas exploration and production companies. In addition, Internet infrastructure stocks such as Network Solutions, which was acquired by VeriSign, were strong contributors. Performance was also helped by our reducing selected areas of technology beginning in the fourth quarter of 1999, when we began to feel that many technology stocks had become overvalued. The subsequent stock market correction in March and April of this year hit that sector particularly hard. This allowed us to rebuild our positions in several companies that we liked at what we felt were bargain prices, which were significantly below where we had sold them previously.

Q.  HOW DID THESE ACTIONS FIT IN WITH THE FUND'S OVERALL STRATEGY?

A. We think that one of the keys to making money in stock investing is being early -- by looking for industries that are changing and trying to identify as early as possible who we believe the winners will be. Our positions in several deep-water oil drilling companies have demonstrated how MFS Original Research(R) has helped us invest early in a business undergoing dramatic change. Deep-water drilling rigs are floating cities that are oil companies' most cost-effective sources of new energy. A small number of companies control the business worldwide, leasing the rigs to oil companies. Our analysts have been following the drilling companies since plummeting oil prices brought drilling to a screeching halt in late 1998. Our hope was to invest early in those companies that we felt were best positioned to capitalize on a cyclical resurgence of the business.

    Over the course of 1999, we could see that worldwide recovery from the 1998 Asian crisis was beginning to increase oil demand and prices. Our analysts, in their phone calls and visits with drilling companies, began hearing that oil companies were expressing interest in leasing idled rigs. One of our analysts tracks every deep-water rig in the world; we began making significant investments in drilling companies after he confirmed in the fourth quarter of 1999 that a large number of idled rigs were going back to work. We invested in three of the major drilling companies -- Transocean, Diamond Offshore Drilling, and Noble Drilling -- at a time when the market seemed disinterested in them. As oil prices have risen this year, these stocks have contributed strongly to portfolio returns.

    Natural gas production is another area dominated by a supply/demand imbalance. According to our research, demand for gas has been growing faster than that for any other form of energy, in part because new electric utilities are almost entirely gas-fired. Gas-drilling activity, however, declined around 1998 along with oil exploration. Our industry analyst concluded late last year that this would soon lead to rising prices. In fact, price increases this year have exceeded our expectations, thus benefiting gas exploration and production holdings including Newfield Exploration and EOG Resources.

Q. COULD YOU ELABORATE ON HOW YOU TOOK ADVANTAGE OF MARKET VOLATILITY THIS PAST SPRING, PARTICULARLY IN THE TECHNOLOGY AREA?

A. I think it's important for shareholders to understand that we are very sensitive to valuation. If a stock gets too highly valued, meaning that its price relative to earnings (P/E ratio) is higher than we feel can be justified, we believe the portfolio is better off reducing that position -- even if we still fundamentally believe in the company. Sometimes we are able to buy back the same stock at a lower cost after a correction; that is what happened to several of our technology holdings over the period.

    An example is Emulex, the largest position in the portfolio. The company makes a product called a host bus adapter, which is critical for linking electronic data storage to communications networks such as the Internet. According to our research, the market for Emulex products has been growing tremendously as communications networks expand and as the number of storage devices connected to those networks increases even faster. In addition, the company has been capturing outsourcing business from companies like Sun Microsystems and Hewlett Packard that used to make their own adapters -- so this was a company whose stock we felt confident about owning.

    However, in the first quarter of 2000 the stock rose rapidly to a valuation that our research could not justify, and we sold most of our position. Subsequently, the stock lost over 75% of its value in the March/April correction. Based on our analysts' research into what made the company grow before and why we think it should grow again in the future, we then made a significant investment in Emulex -- at a time when the market seemed to have lost faith in the company. We had a faster-than-expected verification of our research when the company reported better-than-expected earnings and the stock doubled in price by the end of the period.

Q. HOW DID THE FUND BENEFIT FROM INVESTING IN SECURE INTERNET INFRASTRUCTURE COMPANIES, AND HOW DO YOU VIEW THIS AREA GOING FORWARD?

A. In our view, issues such as transaction costs, security, and virus protection are huge problems that need to be resolved before the Internet can fulfill its promise as a medium for commerce. Secure Internet infrastructure companies try to solve those problems and make it possible for the Internet to function on a commercial basis. We think such companies could achieve extraordinary earnings growth for a number of years if they develop a product or procedure that becomes an industry standard. Over the last six months some of these companies' stock prices have corrected to very attractive valuations, and we have used that as an opportunity to increase our commitment in this area.

    Network Solutions, the worldwide registrar for Internet site names, was a company that contributed significantly to returns over the period and was then bought out by VeriSign, another top 10 holding. Going forward, we see tremendous potential in companies such as RSA Security, which provides encryption and authentication to ensure, for example, that people making Internet transactions are indeed who they say they are.

    Internet Security Systems, a recent addition to the portfolio, offers protection from viruses and other intruders that travel over the Internet. According to our research, the company has a better than 60% share of its intended market. CheckFree Corp., another top holding, is becoming, we believe, the dominant player in electronic payment on the Internet, with partners including Microsoft and Bank of America. Broadly defined, we currently have about 20% of the portfolio invested in secure Internet infrastructure firms, which include both technology and business services companies; we view this as perhaps our biggest area of opportunity going forward.

/s/ Mark Regan                         /s/ David E. Sette-Ducati

    Mark Regan                             David E. Sette-Ducati
    Portfolio Manager                      Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Note to Shareholders: Effective May 1, 2000, David E. Setti-Ducati became a portfolio manager of the fund.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

MARK REGAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF THE MID CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS AND INSTITUTIONAL ACCOUNTS. HE JOINED MFS IN 1989 AS A RESEARCH ANALYST. HE WAS NAMED VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. MARK IS A GRADUATE OF CORNELL UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

DAVID E. SETTE-DUCATI IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS. DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, AND A PORTFOLIO MANAGER IN FEBRUARY 2000. HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS AND AS AN ASSOCIATE WITH NICOLETTI & COMPANY IN NEW YORK, SPECIALIZING IN CORPORATE FINANCE AND MERGERS AND ACQUISITIONS STRATEGY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                 SEEKS LONG-TERM GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     DECEMBER 1, 1993

CLASS INCEPTION:           CLASS A  DECEMBER 1, 1993
                           CLASS B  DECEMBER 1, 1993
                           CLASS C  AUGUST 1, 1994
                           CLASS I  JANUARY 2, 1997

SIZE:                      $1.3 BILLION NET ASSETS AS OF AUGUST 31, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, December 1, 1993, through August 31, 2000. Index information is from December 1, 1993.)

                              MFS Mid Cap        Russell
                              Growth Fund         Midcap
                               - Class A       Growth Index
                -------------------------------------------
                12/93          $ 9,425           $10,000
                8/94            10,448            10,493
                8/96            13,833            14,637
                8/98            14,067            17,004
                8/00            46,251            42,310


TOTAL RATES OF RETURN THROUGH AUGUST 31, 2000

CLASS A
                                                             1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +94.75%      +178.03%      +269.62%      +390.73%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +94.75%      + 40.62%      + 29.88%      + 26.58%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +83.55%      + 37.87%      + 28.35%      + 25.48%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                                             1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +93.37%      +171.74%      +255.74%      +363.44%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +93.37%      + 39.55%      + 28.89%      + 25.51%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +89.37%      + 39.03%      + 28.75%      + 25.51%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                                             1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +93.37%      +171.79%      +255.77%      +364.09%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +93.37%      + 39.55%      + 28.89%      + 25.54%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +92.37%      + 39.55%      + 28.89%      + 25.54%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                                             1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +95.21%      +179.69%      +272.61%      +394.70%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +95.21%      + 40.89%      + 30.09%      + 26.74%
-------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                             1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Average mid-cap growth fund+                                +74.15%       +31.50%      + 24.03%      + 20.69%
-------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index#                                +67.18%      + 30.11%      + 26.44%      + 23.82%
-------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 1, 1993, through
    August 31, 2000. Index information is from December 1, 1993.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the CDSC applicable to Class C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class C shares are higher than those of Class A, the blended Class C share performance is higher than it would have been had Class C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RECENT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2000

FIVE LARGEST STOCK SECTORS

            TECHNOLOGY                                   32.2%
            ENERGY                                       20.0%
            HEALTH CARE                                  11.7%
            SPECIAL PRODUCTS AND SERVICES                11.1%
            UTILITIES & COMMUNICATIONS                    8.0%

TOP 10 STOCK HOLDINGS

EMULEX CORP.  5.4%                     UNITED THERAPEUTICS CORP.  3.6%
Provider of products that enhance      Pharmaceutical company
access to electronic data and
applications                           VERISIGN INC.  3.2%
                                       Provider of Internet domain name
CHECKFREE CORP.  5.0%                  registration and trust services,
Electronic billing and payment         including authentication,
services provider                      validation, and payment

EOG RESOURCES  4.7%                    ECHOSTAR COMMUNICATIONS CORP.  3.2%
Oil and natural gas exploration and    Satellite television product and
production company                     services provider

NEWFIELD EXPLORATION CO.  3.8%         VISX INC.  3.1%
Independent oil and gas company        Laser eye surgery equipment company

AMERICAN TOWER CORP.  3.6%             CSG SYSTEMS INTERNATIONAL, INC.  2.9%
Operator of communications and         Provider of customer service and billing
broadcast towers                       solutions to telecommunications companies

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2000

Stocks - 88.4%
------------------------------------------------------------------------------
ISSUER                                               SHARES              VALUE
------------------------------------------------------------------------------
U.S. Stocks - 87.9%
  Agricultural Products - 1.1%
    AGCO Corp.                                    1,331,000     $   13,975,500
------------------------------------------------------------------------------
  Business Machines - 1.4%
    Seagate Technology, Inc.*                       305,000     $   18,109,375
------------------------------------------------------------------------------
  Business Services - 5.3%
    Adelphia Business Solutions*                    333,300     $    4,978,669
    Collectors Universe, Inc.*                       72,710            254,485
    National Data Corp.                             381,500         11,206,562
    NOVA Corp.*                                   1,214,300         17,455,562
    Peregrine Systems, Inc.*                        277,800          8,872,238
    Radiant Systems, Inc.*                          200,900          3,440,413
    S1 Corp.*                                     1,401,144         24,432,448
                                                                --------------
                                                                $   70,640,377
------------------------------------------------------------------------------
  Computer Software - Services - 4.6%
    Blue Martini Software, Inc.*                      4,090     $      284,255
    ePresence, Inc.*                                288,000          2,160,000
    Internet Security Systems, Inc.*                374,390         30,325,590
    RSA Security, Inc.*                             480,800         28,397,250
    Talarian Corp.*                                   2,990             54,941
                                                                --------------
                                                                $   61,222,036
------------------------------------------------------------------------------
  Computer Software - Systems - 10.2%
    Avici Systems, Inc.*                              3,780     $      566,291
    Cerner Corp.*                                   148,600          5,656,087
    CheckFree Corp.*                              1,138,930         59,010,811
    Citrix Systems, Inc.*                           579,570         12,750,540
    Computer Network Technology Corp.*              103,500          2,070,000
    Comverse Technology, Inc.*                       52,900          4,863,494
    CSG Systems International, Inc.*                762,300         34,446,431
    Digex, Inc.*                                     80,900          6,851,219
    JNI Corp.*                                      129,260          8,676,577
    Network Engines, Inc.*                            3,100            121,288
    Resonate, Inc.*                                   1,260             55,519
    SignalSoft Corp.*                                 3,120            154,635
    SpeechWorks International, Inc.*                  2,340            179,302
    StorageNetworks, Inc.*                            5,080            515,620
                                                                --------------
                                                                $  135,917,814
------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Sportsline USA, Inc.*                           428,220     $    7,574,141
------------------------------------------------------------------------------
  Containers - 1.1%
    Smurfit-Stone Container Corp.*                1,155,700     $   15,168,563
------------------------------------------------------------------------------
  Electrical Equipment - 1.8%
    Capstone Turbine Corp.*                           3,250     $      300,016
    QLogic Corp.*                                   211,826         24,042,251
                                                                --------------
                                                                $   24,342,267
------------------------------------------------------------------------------
  Electronics - 4.7%
    Cable Design Technologies Corp.*                628,860     $   16,979,220
    DuPont Photomasks, Inc.*                         96,600          7,329,525
    Marvell Technology Group Ltd.*                    2,600            185,575
    Microtune, Inc.*                                  1,600             87,200
    MKS Instruments, Inc.*                           52,100          1,830,012
    Sawtek, Inc.*                                    33,000          1,664,438
    SIPEX Corp.*                                    288,800         12,436,450
    Teradyne, Inc.*                                 238,600         15,464,262
    The InterCept Group, Inc.*                       98,700          2,294,775
    Veeco Instruments, Inc.*                         52,400          4,696,350
                                                                --------------
                                                                $   62,967,807
------------------------------------------------------------------------------
  Energy - 0.2%
    Devon Energy Corp.                               33,800     $    1,979,413
------------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Del Monte Foods Co.*                          1,054,300     $    6,918,844
    Keebler Foods Co.                               236,900         10,852,981
                                                                --------------
                                                                $   17,771,825
------------------------------------------------------------------------------
  Internet - 4.5%
    Chordiant Software, Inc.*                        75,490     $      910,598
    CNET Networks, Inc.*                            459,600         15,396,600
    iVillage, Inc.*                                 378,200          2,529,212
    Mainspring, Inc.*                                 3,780             39,218
    Switchboard, Inc.*                              481,610          4,364,591
    VeriSign, Inc.*                                 188,024         37,393,273
                                                                --------------
                                                                $   60,633,492
------------------------------------------------------------------------------
  Machinery - 1.9%
    Applied Science and Technology, Inc.*            64,500     $      995,719
    W.W. Grainger, Inc.                             831,400         24,006,675
                                                                --------------
                                                                $   25,002,394
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.5%
    ArthroCare Corp.*                               220,800     $    9,825,600
    Cytyc Corp.*                                    598,500         27,905,062
    Illumina, Inc.*                                   3,280            146,780
    Martek Biosciences Corp.*                       294,927          6,635,858
    Total Renal Care Holdings, Inc.*                700,243          4,901,701
    VISX, Inc.*                                   1,339,100         36,908,944
                                                                --------------
                                                                $   86,323,945
------------------------------------------------------------------------------
  Oil Services - 5.4%
    Diamond Offshore Drilling, Inc.                 180,700     $    8,097,619
    Global Industries, Inc.*                      1,337,000         16,628,937
    Global Marine, Inc.*                            348,900         11,273,831
    Noble Affiliates, Inc.                           57,500          2,228,125
    Noble Drilling Corp.*                           707,000         34,289,500
                                                                --------------
                                                                $   72,518,012
------------------------------------------------------------------------------
  Oils - 12.1%
    Apache Corp.                                    530,500     $   33,421,500
    EOG Resources, Inc.                           1,437,990         55,003,117
    Houston Exploration Co.*                        390,200         10,096,425
    Newfield Exploration Co.*                     1,038,400         44,910,800
    Transocean Sedco Forex, Inc.                    311,100         18,588,225
                                                                --------------
                                                                $  162,020,067
------------------------------------------------------------------------------
  Pharmaceuticals - 4.0%
    IntraBiotics Pharmaceuticals, Inc.*             498,410     $   10,466,610
    United Therapeutics Corp.*                      493,400         42,609,716
                                                                --------------
                                                                $   53,076,326
------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Scholastic Corp.*                               173,300     $   11,123,694
    Ziff-Davis, Inc.*                                97,500          1,901,250
                                                                --------------
                                                                $   13,024,944
------------------------------------------------------------------------------
  Retail - 2.0%
    BJ's Wholesale Club, Inc.*                      800,600     $   27,120,325
------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Kroger Co.*                                   1,186,500     $   26,918,719
------------------------------------------------------------------------------
  Telecommunications - 16.2%
    Airspan Networks, Inc.*                           3,320     $       58,515
    Allegiance Telecom, Inc.*                       311,840         15,533,530
    American Tower Corp., "A"*                    1,180,580         42,869,811
    Aware, Inc.*                                     76,300          3,419,194
    Cabletron Systems, Inc.*                        161,200          6,034,925
    Corvis Corp.*                                       700             72,669
    Covad Communications Group, Inc.*                70,100          1,143,506
    EchoStar Communications Corp.*                  764,361         37,262,599
    Emulex Corp.*                                   613,540         64,229,969
    i3 Mobile, Inc.*                                101,960            924,012
    Integrated Telecom Express, Inc.*                 2,020             63,504
    Intermedia Communications, Inc.*                647,600         13,437,700
    Mpower Communications Corp.*                    136,050          2,508,421
    Nextlink Communications, Inc., "A"*             114,800          4,025,175
    Peco II, Inc.*                                    1,800             70,200
    Pinnacle Holdings, Inc.*                         78,800          3,171,700
    Powerwave Technologies, Inc.*                   237,860         11,447,012
    Spectrasite Holdings, Inc.*                      23,300            546,094
    Stratos Lightwave, Inc.*                          3,060            143,820
    Tekelec Co.*                                     59,300          2,342,350
    Time Warner Telecom, Inc.*                      100,900          6,552,194
    Triton Network Systems, Inc.*                     1,910             35,932
                                                                --------------
                                                                $  215,892,832
------------------------------------------------------------------------------
  Utilities - Telephone
    ICG Communications, Inc.*                        27,200     $      162,350
------------------------------------------------------------------------------
Total U.S. Stocks                                               $1,172,362,524
------------------------------------------------------------------------------
Foreign Stocks - 0.5%
  Canada
    Southern Africa Minerals Corp.
      (Diversified Minerals)*                       794,600     $      107,999
------------------------------------------------------------------------------
  Israel - 0.5%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                47,100     $    6,867,769
    Giganet Ltd. (Telecommunications)*                2,160             63,011
                                                                --------------
                                                                $    6,930,780
------------------------------------------------------------------------------
Total Foreign Stocks                                            $    7,038,779
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,004,331,782)                  $1,179,401,303
------------------------------------------------------------------------------

Warrants - 0.1%
------------------------------------------------------------------------------
U.S. Stocks - 0.1%
    Martek Biosciences Corp.*
      (Identified Cost, $0)                          23,258     $      523,305
------------------------------------------------------------------------------

Short-Term Obligations - 11.6%
------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
------------------------------------------------------------------------------
    Associates Corp. of North America,
      due 9/01/00                              $     50,000     $   50,000,000
    Federal Home Loan Mortgage Corp.,
      due 9/01/00                                   105,000        105,000,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                 $  155,000,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,159,331,782)             $1,334,924,608

Other Assets, Less Liabilities - (0.1)%                             (1,045,145)
------------------------------------------------------------------------------
Net Assets - 100.0%                                             $1,333,879,463
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,159,331,782)        $1,334,924,608
    Investment of cash collateral for securities loaned,
    at identified cost and value                                    208,366,588
  Cash                                                                   77,221
  Receivable for investments sold                                    12,087,221
  Receivable for fund shares sold                                    38,483,452
  Interest and dividends receivable                                     210,979
  Other assets                                                            1,585
                                                                 --------------
      Total assets                                               $1,594,151,654
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $   37,220,757
  Payable for fund shares reacquired                                 14,550,095
  Collateral for securities loaned, at value                        208,366,588
  Payable to affiliates -
    Management fee                                                       26,777
    Shareholder servicing agent fee                                       3,570
    Distribution and service fee                                         24,526
    Administrative fee                                                      625
  Accrued expenses and other liabilities                                 79,253
                                                                 --------------
      Total liabilities                                          $  260,272,191
                                                                 --------------
Net assets                                                       $1,333,879,463
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $  981,613,913
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 175,592,826
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   176,698,991
  Accumulated net investment loss                                       (26,267)
                                                                 --------------
      Total                                                      $1,333,879,463
                                                                 ==============
Shares of beneficial interest outstanding                          68,853,457
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $526,747,513 / 26,781,227 shares of
     beneficial interest outstanding)                               $19.67
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                               $20.87
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $605,584,419 / 31,470,818 shares of
     beneficial interest outstanding)                               $19.24
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $178,008,219 / 9,408,400 shares of
     beneficial interest outstanding)                               $18.92
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $23,539,312 / 1,193,012
     shares of beneficial interest outstanding)                     $19.73
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $  2,911,858
    Dividends                                                           758,868
    Income on securities loaned                                         320,170
                                                                   ------------
      Total investment income                                      $  3,990,896
                                                                   ------------
  Expenses -
    Management fee                                                 $  4,784,189
    Trustees' compensation                                               24,865
    Shareholder servicing agent fee                                     637,892
    Distribution and service fee (Class A)                              608,076
    Distribution and service fee (Class B)                            3,105,456
    Distribution and service fee (Class C)                              774,365
    Administrative fee                                                   97,576
    Custodian fee                                                       202,817
    Printing                                                             50,177
    Postage                                                              90,800
    Auditing fees                                                        44,544
    Legal fees                                                            2,049
    Miscellaneous                                                       402,133
                                                                   ------------
      Total expenses                                               $ 10,824,939
    Fees paid indirectly                                                (14,656)
                                                                   ------------
      Net expenses                                                 $ 10,810,283
                                                                   ------------
        Net investment loss                                        $ (6,819,387)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
          Realized gain on investment transactions
            (identified cost basis) -                              $195,234,478
                                                                   ------------
          Change in unrealized appreciation on investments         $162,519,924
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $357,754,402
                                                                   ------------
          Increase in net assets from operations                   $350,935,015
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                     2000                     1999
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $    (6,819,387)         $    (1,808,855)
  Net realized gain on investments and foreign currency
    transactions                                                   195,234,478               36,329,324
  Net unrealized gain on investments and foreign currency
    translation                                                    162,519,924               37,191,254
                                                               ---------------          ---------------
    Increase in net assets from operations                     $   350,935,015          $    71,711,723
                                                               ---------------          ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $   (15,628,718)         $    (6,881,999)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (21,101,259)              (9,892,160)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 (4,328,223)              (1,090,227)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (291,579)                (168,193)
                                                               ---------------          ---------------
    Total distributions declared to shareholders               $   (41,349,779)         $   (18,032,579)
                                                               ---------------          ---------------
Net increase in net assets from fund share transactions        $   809,763,664          $    61,808,176
                                                               ---------------          ---------------
      Total increase in net assets                             $ 1,119,348,900          $   115,487,320
Net assets:
  At beginning of period                                           214,530,563               99,043,243
                                                               ---------------          ---------------
At end of period (including accumulated net investment
  loss of $26,267 and $22,700, respectively)                   $ 1,333,879,463          $   214,530,563
                                                               ===============          ===============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                  2000              1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $11.34            $ 7.71          $ 9.42          $ 9.06          $10.08
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment loss                                $(0.10)           $(0.07)         $(0.11)         $(0.09)         $(0.10)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  10.11              5.04           (1.31)           1.77            0.96
                                                     ------            ------          ------          ------          ------
    Total from investment operations                 $10.01            $ 4.97          $(1.42)         $ 1.68          $ 0.86
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                      $(1.68)           $(1.34)         $(0.29)         $(1.32)         $(1.88)
                                                     ------            ------          ------          ------          ------
Net asset value - end of period                      $19.67            $11.34          $ 7.71          $ 9.42          $ 9.06
                                                     ======            ======          ======          ======          ======
Total return(+)                                       94.75%            68.83%         (15.44)%         20.26%          10.55%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.24%             1.32%           1.43%           1.41%           1.28%
  Net investment loss                                 (0.61)%           (0.69)%         (1.07)%         (1.09)%         (1.08)%
Portfolio turnover                                      132%              158%            168%            170%            157%
Net assets at end of period (000 Omitted)          $526,748           $83,238         $36,413         $41,737         $35,098

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                 2000               1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $11.16             $ 7.60          $ 9.27          $ 8.93          $ 9.94
                                                    ------             ------          ------          ------          ------
Income from investment operations# -
  Net investment loss                               $(0.22)            $(0.14)         $(0.18)         $(0.16)         $(0.17)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  9.92               4.97           (1.28)           1.75            0.95
                                                    ------             ------          ------          ------          ------
    Total from investment operations                $ 9.70             $ 4.83          $(1.46)         $ 1.59          $ 0.78
                                                    ------             ------          ------          ------          ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                     $(1.62)            $(1.27)         $(0.21)         $(1.25)         $(1.79)
                                                    ------             ------          ------          ------          ------
Net asset value - end of period                     $19.24             $11.16          $ 7.60          $ 9.27          $ 8.93
                                                    ======             ======          ======          ======          ======
Total return                                         93.37%             67.41%         (16.05)%         19.36%           9.67%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                          1.99%              2.07%           2.18%           2.20%           2.13%
  Net investment loss                                (1.36)%            (1.44)%         (1.82)%         (1.87)%         (1.81)%
Portfolio turnover                                     132%               158%            168%            170%            157%
Net assets at end of period (000 Omitted)         $605,584           $111,355         $56,098         $73,940         $67,043

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                  2000              1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $11.01            $ 7.53          $ 9.19          $ 8.85          $ 9.91
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment loss                                $(0.22)           $(0.14)         $(0.18)         $(0.16)         $(0.17)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   9.77              4.91           (1.26)           1.74            0.94
                                                     ------            ------          ------          ------          ------
    Total from investment operations                 $ 9.55            $ 4.77          $(1.44)         $ 1.58          $ 0.77
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                      $(1.64)           $(1.29)         $(0.22)         $(1.24)         $(1.83)
                                                     ------            ------          ------          ------          ------
Net asset value - end of period                      $18.92            $11.01          $ 7.53          $ 9.19          $ 8.85
                                                     ======            ======          ======          ======          ======
Total return                                          93.37%            67.33%         (16.00)%         19.44%           9.60%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.99%             2.07%           2.18%           2.16%           2.17%
  Net investment loss                                 (1.36)%           (1.44)%         (1.82)%         (1.79)%         (1.90)%
Portfolio turnover                                      132%              158%            168%            170%            157%
Net assets at end of period (000 Omitted)          $178,008           $18,097          $5,607          $5,796          $6,860

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,                       PERIOD ENDED
                                                       -----------------------------------------------            AUGUST 31,
                                                              2000              1999              1998                 1997*
----------------------------------------------------------------------------------------------------------------------------
                                                           CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $11.37            $ 7.73            $ 9.44                $ 8.50
                                                            ------            ------            ------                ------
Income from investment operations# -
  Net investment loss                                       $(0.07)           $(0.04)           $(0.08)               $(0.05)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         10.12              5.04             (1.32)                 0.99
                                                            ------            ------            ------                ------
    Total from investment operations                        $10.05            $ 5.00            $(1.40)               $ 0.94
                                                            ------            ------            ------                ------
Less distributions declared to shareholders from net                                                                  $
  realized gain on investments and foreign currency
  transactions                                              $(1.69)           $(1.36)           $(0.31)                 --
                                                            ------            ------            ------                ------
Net asset value - end of period                             $19.73            $11.37            $ 7.73                $ 9.44
                                                            ======            ======            ======                ======
Total return                                                 95.21%            69.03%           (15.23)%               11.06%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  0.99%             1.07%             1.18%                 1.03%+
  Net investment loss                                        (0.36)%           (0.44)%           (0.82)%               (0.74)%+
Portfolio turnover                                             132%              158%              168%                  170%
Net assets at end of period (000 Omitted)                  $23,539            $1,841              $925                $1,384

 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Mid Cap Growth Fund (the fund) is a non-diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2000, the value of securities loaned was $207,836,382. These loans were collateralized by U.S. Treasury securities of $7,245,879 and cash of $208,366,588 which was invested in the following short-term obligation:

                                                              IDENTIFIED COST
                                                   SHARES           AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio  208,366,588        $208,366,588

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2000, $6,815,820 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated undistributed net investment income due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $7,720 for the year ended August 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $699,333 for the year ended August 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $29,262 for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $17,826 and $1,450 for Class B and Class C shares, respectively, for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2000, were $9,532, $228,343, and $22,225 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,411,988,137 and $792,187,889, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $1,162,372,088
                                                            --------------
Gross unrealized appreciation                               $  287,039,848
Gross unrealized depreciation                                 (114,487,328)
                                                            --------------
    Net unrealized appreciation                             $  172,552,520
                                                            ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                       YEAR ENDED AUGUST 31, 2000              YEAR ENDED AUGUST 31, 1999
                                ---------------------------------       ---------------------------------
                                       SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        31,214,745       $ 513,878,484          15,169,744       $ 154,338,218
Shares issued to shareholders
  in reinvestment of
  distributions                     1,070,480          14,495,085             742,125           6,801,941
Shares reacquired                 (12,841,178)       (204,115,058)        (13,296,350)       (134,640,545)
                                -------------       -------------       -------------       -------------
    Net increase                   19,444,047       $ 324,258,511           2,615,519       $  26,499,614
                                =============       =============       =============       =============

Class B shares
                                       YEAR ENDED AUGUST 31, 2000              YEAR ENDED AUGUST 31, 1999
                                ---------------------------------       ---------------------------------
                                       SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        28,081,396       $ 445,749,329           9,115,055       $  92,789,536
Shares issued to shareholders
  in reinvestment of
  distributions                     1,434,046          19,101,586             977,828           8,839,564
Shares reacquired                  (8,019,511)       (121,714,265)         (7,497,071)        (75,766,605)
                                -------------       -------------       -------------       -------------
    Net increase                   21,495,931       $ 343,136,650           2,595,812       $  25,862,495
                                =============       =============       =============       =============

Class C shares
                                       YEAR ENDED AUGUST 31, 2000              YEAR ENDED AUGUST 31, 1999
                                ---------------------------------       ---------------------------------
                                       SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        10,385,015       $ 165,371,072           2,120,776       $  21,806,838
Shares issued to shareholders
  in reinvestment of
  distributions                       295,769           3,871,617             105,330             947,304
Shares reacquired                  (2,916,174)        (44,483,669)         (1,326,970)        (13,771,979)
                                -------------       -------------       -------------       -------------
    Net increase                    7,764,610       $ 124,759,020             899,136       $   8,982,163
                                =============       =============       =============       =============

Class I shares
                                       YEAR ENDED AUGUST 31, 2000              YEAR ENDED AUGUST 31, 1999
                                ---------------------------------       ---------------------------------
                                       SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                         1,883,814       $  32,321,193              59,850       $     637,177
Shares issued to shareholders
  in reinvestment of
  distributions                        21,502             291,569              18,401             168,185
Shares reacquired                    (874,304)        (15,003,279)            (35,959)           (341,458)
                                -------------       -------------       -------------       -------------
    Net increase                    1,031,012       $  17,609,483              42,292       $     463,904
                                =============       =============       =============       =============


(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2000, was $5,790. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Fund, a separate series of MFS Series Trust IV, including the portfolio of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund as of August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 5, 2000

-----------------------------------------------------------------------------
FEDERAL TAX INFORMATION
-----------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $12,159,360 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2000.

FOR THE YEAR ENDED AUGUST 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 0.65%.

-----------------------------------------------------------------------------

MFS( R) MID CAP GROWTH FUND

TRUSTEES                                               SECRETARY
J. Atwood Ives+ - Chairman and Chief                   Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                         ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                   CUSTODIAN
                                                       State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor,
Harvard University Graduate School of                  AUDITORS
Business Administration                                Deloitte & Touche LLP

Charles W. Schmidt+ - Private Investor                 INVESTOR INFORMATION
                                                       For information on MFS mutual funds, call
Arnold D. Scott* - Senior Executive                    your investment professional or, for an
Vice President, Director, and Secretary,               information kit, call toll free: 1-800-637-2929
MFS Investment Management                              any business day from 9 a.m. to 5 p.m.
                                                       Eastern time (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment                      INVESTOR SERVICE
Management                                             MFS Service Center, Inc.
                                                       P.O. Box 2281
Elaine R. Smith+ - Independent Consultant              Boston, MA 02107-9906

David B. Stone+ - Chairman, North American             For general information, call toll free:
Management Corp. (investment adviser)                  1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company               For service to speech- or hearing-impaired,
500 Boylston Street                                    call toll free: 1-800-637-6576 any business day
Boston, MA 02116-3741                                  from 9 a.m. to 5 p.m. Eastern time. (To use
                                                       this service, your phone must be equipped with
DISTRIBUTOR                                            a Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                    For share prices, account balances, exchanges,
Boston, MA 02116-3741                                  or stock and bond outlooks, call toll free:
                                                       1-800-MFS-TALK (1-800-637-8255)
CHAIRMAN AND PRESIDENT                                 anytime from a touch-tone telephone.
Jeffrey L. Shames*
                                                       WORLD WIDE WEB
PORTFOLIO MANAGERS                                     www.mfs.com
Mark Regan*
David E. Sette-Ducati*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MFS(R) MID CAP GROWTH FUND                                          ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                            MMC-2  10/00  94.6M  83/283/383/883